Annual Report

December 31, 2001

T. Rowe Price
Health Sciences Portfolio

Dear Investor

In a year marked by economic uncertainty, market declines, and terrorism, investors faced an uphill battle. Major market indexes posted their second consecutive annual loss, as weakness that began in the technology sector spread to virtually all corners of the market. Although health care stocks exhibited their fair share of volatility, some industry groups and many individual stocks bucked the downward trend. Careful investors, including your fund, were able to achieve relatively good results.

      Performance Comparison

      Periods Ended 12/31/01                        6 Months           12 Months
      ----------------------------------------------------

      Health Sciences Portfolio                        1.11%              -8.80%

      S&P 500 Stock Index                              -5.56              -11.89

      Lipper Health/Biotechnology
      Fund Index                                       -1.76              -10.46

      As noted in the accompanying table, the fund suffered a loss for the full year. Yet in the second half, we squeezed out a gain, and results for both periods were good when compared to our benchmarks. Throughout the year, we pursued a strategy that attempted to control losses during downdrafts but participate in rallies. Our stock selection criteria also proved effective at identifying stocks with growth characteristics that the market found attractive.

MARKET ENVIRONMENT

      The economic environment for 2001 was plainly negative. Burdened by excess inventory levels and massive reductions in corporate spending, profits declined precipitously, and the economy slipped into a recession in March. The shattering events of September 11 only worsened the scene, as business activity slowed to a crawl in the weeks following the attacks. Although the Federal Reserve cut interest rates repeatedly during the year - an unprecedented 11 times in all - it only softened the downswing.

      The markets fluctuated dramatically in response but ultimately trended lower until a sharp rebound in the fourth quarter. Investors continued to seek high-growth opportunities in the technology and biotechnology sectors, but frequently abandoned their efforts in favor of more defensive companies with reliable earnings. As a result, leadership within the health care sector frequently bounced between biotech and the steadier pharmaceutical and services segments. A strong biotech rally after September 21 helped the sector to trim, but not eliminate, earlier losses. As a group, pharmaceutical shares suffered. Investors grew concerned that drug stock earnings would meaningfully slow because there were fewer new products to offset major patent expirations. Five of the seven largest pharmaceuticals will experience virtually no organic growth in 2002. However, several smaller or specialty pharmaceuticals in profitable niches, such as drug distribution, advanced.

      In biotechnology, the news was more encouraging. A number of smaller firms in the industry closed in on profitability or became takeover candidates. Major merger announcements between Amgen and Immunex, and MedImmune and Aviron, raised some concerns but boosted the segment's general prospects. Results were highly volatile, but investors continued to reward those firms with good potential for profitability.

      There was a potentially very positive development in the products and devices segments, as Johnson & Johnson showed that their drug-coated stents significantly reduce restenosis - a reblockage of coronary arteries that is a major complication of angioplasty. Meanwhile, health care services stocks fared relatively well before waning in the fourth quarter. Valuations have been relatively low in this area, and earnings for the better quality companies were attractive.

PORTFOLIO REVIEW

      We continued to seek out mid- and small-cap companies focused on developing new or improved therapies for specific medical problems. Among our top contributors were biotechs Cephalon and Gilead Sciences. Cephalon announced its first profitable quarter during the period and positioned itself for further earnings by acquiring a related business and seeking out strategic partnerships. Gilead currently has three significant approved products on the market, including a recently launched HIV treatment called Viread that was approved by the FDA in October. Several other promising products are in late-stage clinical trials.

      We were intrigued by the merger announcements for Amgen/Immunex and MedImmune/Aviron and held positions in each of the stocks. We think the combinations will prove valuable to shareholders long term. MedImmune's core expertise, for example, is in vaccines; Aviron has struggled to get approval for a nasal flu vaccine called FluMist that we think could prove commercially successful. More generally, these announcements may build momentum for further acquisitions in the coming year. The fund's biotech holdings accounted for 42% of net assets at the end of the year, with another 6% in related life sciences stocks. We narrowed the fund's life sciences holdings during the year to a handful of companies that have more concrete earnings prospects.

      Sector Diversification

                                                    12/31/01             6/30/01
      ----------------------------------------------------

      Biotechnology                                    41.8%               42.2%

      Pharmaceuticals                                   28.0                28.0

      Life Sciences                                      5.7                 8.0

      Products and Devices                               4.8                 6.4

      Services                                          17.7                11.2

      Reserves                                           2.0                 4.2
      ----------------------------------------------------

      Total                                           100.0%              100.0%

      Results for individual pharmaceutical holdings were mixed. Top-holding Pfizer struggled with weakness in its peer group and setbacks in its pipeline. Notable positions in Pharmacia and Eli Lilly also declined. However, we were able to limit damage by quickly trimming fading positions in favor of firms with improving prospects. For example, we cut back the portfolio's Eli Lilly stake, but initiated major purchases in Biovail and Sanofi-Synthelabo, both of which registered double-digit gains for the year.

      We also enjoyed success outside of the major pharmaceuticals. King Pharmaceuticals, for example, is a drug developer and marketer that produced good results. Despite ongoing challenges in the pharmaceuticals sector, we see improved earnings in 2003 and wish to stay exposed to the sector's stable earnings and relatively moderate volatility. Our stake in pharmaceuticals remained where it was six months ago, at 28% of net assets.

      Our relative success this year was also helped by our holdings in the services segment, which now stand at 18% of net assets. The strategy increased diversification and enhanced the portfolio's defensiveness as the market fell. Large positions in UnitedHealth and Wellpoint Health Networks did very well for the year. Strong fundamental research was our ally in this industry, as it is crucial to select companies that offer high-quality, sustainable earnings.

      Our stake in product and device companies accounted for 5% of net assets. Returns were quite good in the segment, especially in response to the news about drug-coated stents. Baxter International and Advanced Neuromodulation Systems were strong holdings. We are often hesitant to invest in the products and devices area because it generally offers few scientific advances that directly combat disease. However, we think the stents will be a revolutionary therapy and will create significant opportunities.

Outlook

      There is much to look forward to in 2002. We have long been enthusiastic supporters of the potential in biotech, which we feel is only now beginning to be realized. Major pharmaceuticals will go through a trough this year, but the profit outlook for 2003 is much improved, suggesting that their results could pick up after the middle of 2002. Several services companies have separated themselves from a lackluster pack, and we anticipate finding compelling new investments in the products and devices sector. Continued volatility is fairly likely in the near term, until the economy improves and the broad corporate profit picture rebounds. However, we expect markets to ultimately recover and investors to once again turn their attention to areas of growth. Given the excellent growth profile to be found in health care, we feel these companies should be well received in the marketplace.

      Respectfully submitted,

      John H. Laporte
      President

      Kris H. Jenner
      Chairman of the fund's Investment Advisory Committee
      January 24, 2002

      The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

Portfolio Highlights
Contributions to the Change in Net Asset Value Per Share
6 Months Ending 12/31/01

TEN BEST CONTRIBUTORS
------------------------------------------------

Waters Corporation                                             6(cents)

UnitedHealth                                                          5

Cephalon                                                              5

Imclone Systems                                                       4

Wellpoint Health Networks                                             4

Vertex Pharmaceuticals                                                4

Advanced Neuromodulation Systems                                      3

Gilead Sciences                                                       3

Sepracor                                                              3

King Pharmaceuticals                                                  2
------------------------------------------------

Total                                                         39(cents)
------------------------------------------------

TEN WORST CONTRIBUTORS
------------------------------------------------

Aurora Biosciences**                                          -8(cents)

IVAX**                                                                7

ViroPharma                                                            5

AmerisourceBergen                                                     4

Shire Pharmaceuticals                                                 3

Bergen Brunswig**                                                     3

Trimeris                                                              3

Guilford Pharmaceuticals                                              3

Aspect Medical Systems                                                3

Invitrogen                                                            2
------------------------------------------------

Total                                                        -41(cents)
------------------------------------------------

12 Months Ending 12/31/01

TEN BEST CONTRIBUTORS
------------------------------------------------

Cephalon*                                                     12(cents)

Gilead Sciences*                                                     11

Imclone Systems*                                                      8

IDEC Pharmaceuticals*                                                 8

Neurocrine Biosciences                                                8

Trimeris*                                                             5

Medicines*                                                            5

UnitedHealth                                                          5

King Pharmaceuticals                                                  5

Baxter International                                                  5
------------------------------------------------

Total                                                         72(cents)
------------------------------------------------

TEN WORST CONTRIBUTORS
------------------------------------------------

Applied Biosystems Group - Applera**                         -32(cents)

Waters Corporation                                                   31

Immunex                                                              20

Genentech                                                            12

Pharmacia                                                            12

Merck**                                                               8

Pfizer                                                                7

Invitrogen                                                            7

Aurora Biosciences**                                                  6

IVAX**                                                                6
------------------------------------------------

Total                                                       -141(cents)
------------------------------------------------

* Position added
** Position eliminated


Portfolio Highlights
Twenty-Five Largest Holdings
                                   Percent of
                                   Net Assets
                                    12/31/01
------------------------------------------------

Pfizer                                                             6.0%

American Home Products                                              4.9

Cephalon                                                            4.9

UnitedHealth                                                        3.9

Laboratory Corporation of America                                   3.5

IDEC Pharmaceuticals                                                3.2

MedImmune                                                           3.0

Wellpoint Health Networks                                           2.8

King Pharmaceuticals                                                2.7

Invitrogen                                                          2.7

Allergan                                                            2.7

Tenet Healthcare                                                    2.3

Trimeris                                                            2.2

NPS Pharmaceuticals                                                 2.1

Baxter International                                                2.1

Gilead Sciences                                                     2.0

Waters Corporation                                                  1.9

Genentech                                                           1.9

Eli Lilly                                                           1.8

Sanofi-Synthelabo                                                   1.8

Amgen                                                               1.6

Biovail                                                             1.6

CV Therapeutics                                                     1.4

Alkermes                                                            1.3

OSI Pharmaceuticals                                                 1.3
------------------------------------------------

Total                                                             65.6%
------------------------------------------------

Note: Table excludes reserves.

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Health Sciences Portfolio

                                  S&P 500               Health Sciences
                                    Index                     Portfolio

      12/29/2000                   10,000                        10,000
      03/31/2001                    8,814                         7,480
      06/30/2001                    9,330                         9,020
      09/30/2001                    7,961                         8,010
      12/31/2001                    8,811                         9,120

      As of 12/31/01

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Health Sciences Portfolio
Periods Ended 12/31/01

                                 Since Inception
      1 Year                        Inception                Date
      ----------------------------------------------------

      -8.80%                          -8.75%               12/29/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Financial Highlights
T. Rowe Price Health Sciences Portfolio

                  For a share outstanding throughout the period
                  ----------------------------------------------

                                                                                         12/29/00
                                                                                          Through
                                                                                         12/31/01
NET ASSET VALUE
Beginning of period                                                                       $ 10.00

Investment activities
  Net investment income (loss)                                                             (0.03)

  Net realized and
  unrealized gain (loss)                                                                   (0.85)

  Total from
  investment activities                                                                    (0.88)

NET ASSET VALUE
End of period                                                                              $ 9.12
                                                                                          -------

Ratios/Supplemental Data
Total return(diamond)                                                                     (8.75)%

Ratio of total expenses to
average net assets                                                                          0.95%

Ratio of net investment
income (loss) to average
net assets                                                                                (0.42)%

Portfolio turnover rate                                                                     81.1%

Net assets, end of period
(in thousands)                                                                            $ 4,671

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price Health Sciences Portfolio
December 31, 2001

                                                                        Shares                    Value
----------------------------------------------------------------------
                                                                                           In thousands
COMMON STOCKS 98.1%
SERVICES 17.1%
Payors 7.9%
Anthem*                                                                  1,100                     $ 54

UnitedHealth                                                             2,600                      184

Wellpoint Health Networks
  (Class A)*                                                             1,100                      129

                                                                                                    367

Providers 3.7%
Davita*                                                                    600                       14

HCA-Healthcare                                                           1,300                       50

Tenet Healthcare*                                                        1,800                      106

                                                                                                    170

Distribution 2.0%
AmerisourceBergen                                                          696                       44

Cardinal Health                                                            500                       32

Omnicare                                                                   700                       18

                                                                                                     94

Other Sevices 3.5%
Laboratory Corporation of America*                                       2,050                      166

                                                                                                    166

Total Services                                                                                      797

PRODUCTS & DEVICES 3.8%
Implants 3.8%
Advanced Neuromodulation Systems*                                        1,650                       58

Aspect Medical Systems*                                                  2,300                       23

Baxter International                                                     1,800                       96

EPIX Medical*                                                               50                        1

Total Products & Devices                                                                            178

PHARMACEUTICALS 27.3%
U.S. Major - Pharmaceutical 24.7%
Abbott Laboratories                                                        100                        6

Allergan                                                                 1,650                      124

American Home Products                                                   3,750                      230

Biovail*                                                                 1,300                       73

Bristol-Myers Squibb                                                     1,200                       61

Eli Lilly                                                                1,050                       83

Forest Laboratories*                                                       650                       53

Johnson & Johnson                                                          550                       33

                                                                        Shares                    Value
----------------------------------------------------------------------
                                                                                           In thousands

King Pharmaceuticals*                                                    3,000                    $ 126

Noven Pharmaceuticals*                                                     800                       14

Pfizer                                                                   7,000                      279

Pharmacia                                                                1,300                       55

Schering-Plough                                                            350                       13

Women First Healthcare*                                                    700                        7

                                                                                                  1,157

International Pharmaceutical 2.6%
Fujisawa Pharmaceutical (JPY)                                              500                       11

Sanofi-Synthelabo (EUR)                                                  1,100                       82

Shire Pharmaceuticals ADR*                                                 700                       26

                                                                                                    119

Total Pharmaceuticals                                                                             1,276

BIOTECHNOLOGY 40.3%
U.S. Major - Biotechnology 27.8%
Abgenix*                                                                   950                       32

Alkermes*                                                                2,350                       62

Amgen*                                                                   1,300                       73

Aviron*                                                                  1,000                       50

Cephalon*                                                                3,000                      227

Genentech*                                                               1,600                       87

Gilead Sciences*                                                         1,450                       95

Human Genome Sciences*                                                     800                       27

IDEC Pharmaceuticals*                                                    2,200                      152

Imclone Systems*                                                           700                       33

Immunex*                                                                 1,000                       28

MedImmune*                                                               3,000                      139

NPS Pharmaceuticals*                                                     2,550                       98

Sepracor*                                                                  950                       54

Transkaryotic Therapies*                                                   100                        4

Trimeris*                                                                2,250                      101

Vertex Pharmaceuticals*                                                  1,444                       35

                                                                                                  1,297
Other Biotechnology 11.9%
Adolor*                                                                    200                        4

Alexion Pharmaceutical*                                                    100                        2

COR Therapeutics*                                                          350                        8

Cubist Pharmaceuticals*                                                  1,100                       39

CV Therapeutics*                                                         1,300                       68

Deltagen*                                                                3,900                       36

Durect*                                                                  1,100                       13

Exelixis*                                                                1,000                       17

Guilford Pharmaceuticals*                                                2,000                       24

T. Rowe Price Health Sciences Portfolio
December 31, 2001

                                                                        Shares                    Value
----------------------------------------------------------------------
                                                                                           In thousands

InKine Pharmaceutical*                                                     700                      $ 1

Ligand Pharmaceuticals*                                                    300                        5

Medicines*                                                               3,100                       36

Neose Technologies*                                                        100                        4

Neurocrine Biosciences*                                                    900                       46

OSI Pharmaceuticals*                                                     1,350                       62

Protein Design Labs*                                                     1,200                       39

Regeneron Pharmaceuticals*                                                 450                       13

Serologicals*                                                              800                       17

Telik*                                                                   2,050                       28

Triangle Pharmaceuticals*                                                2,200                        9

Tularik*                                                                   100                        2

Versicor*                                                                1,700                       35

ViroPharma*                                                              2,150                       49

                                                                                                    557

International Biotechnology 0.6%
Celltech (GBP)*                                                          2,300                       29

                                                                                                     29

Total Biotechnology                                                                               1,883

LIFE SCIENCES 5.7%
Life Sciences 5.7%
Bruker Daltonics*                                                          300                        5

Invitrogen*                                                              2,000                      124

Symyx Technologies*                                                      2,250                       48

Waters Corporation*                                                      2,300                       89

Total Life Sciences                                                                                 266

Total Miscellaneous
  Common Stocks 3.9%                                                                                179

Total Common Stocks (Cost $4,238)                                                                 4,579

                                                                        Shares                    Value
----------------------------------------------------------------------
                                                                                           In thousands
SHORT-TERM INVESTMENTS 2.1%
Money Market Funds 2.1%
T. Rowe Price Reserve Investment
  Fund, 2.43% #                                                         99,750                    $ 100

Total Short-Term Investments
(Cost $100)                                                                                         100

Total Investments in Securities
100.2% of Net Assets (Cost $4,338)                                                              $ 4,679

Other Assets Less Liabilities                                                                       (8)

NET ASSETS                                                                                      $ 4,671
                                                                                                -------
Net Assets Consist of:
Undistributed net realized gain (loss)                                                          $ (356)

Net unrealized gain (loss)                                                                          341

Paid-in-capital applicable to 512,194
  shares of $0.0001 par value capital
  stock outstanding; 1,000,000,000
  shares of the Corporation authorized                                                            4,686

NET ASSETS                                                                                      $ 4,671
                                                                                                -------

NET ASSET VALUE PER SHARE                                                                        $ 9.12
                                                                                                 ------

#   Seven-day yield
*   Non-income producing
ADR American Depository Receipts
EUR Euro
GBP British pound
JPY Japanese yen

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Health Sciences Portfolio
In thousands
                                                                                         12/29/00
                                                                                          Through
                                                                                         12/31/01
Investment Income (Loss)
Income
  Dividend                                                                                   $ 11

  Interest                                                                                      8

  Total income                                                                                 19

Expenses
  Investment management and administrative                                                     34

Net investment income (loss)                                                                 (15)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                                      (356)

Change in net unrealized gain (loss) on securities                                            341

Net realized and unrealized gain (loss)                                                      (15)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                                     $ (30)
                                                                                          -------

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Health Sciences Portfolio
In thousands
                                                                                         12/29/00
                                                                                          Through
                                                                                         12/31/01
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                                                             $ (15)
  Net realized gain (loss)                                                                  (356)
  Change in net unrealized gain (loss)                                                        341

  Increase (decrease) in net assets from operations                                          (30)
Capital share transactions *
  Shares sold                                                                               5,160
  Shares redeemed                                                                           (459)

  Increase (decrease) in net assets from capital
  share transactions                                                                        4,701

Net Assets
Increase (decrease) during period                                                           4,671
Beginning of period                                                                             -

End of period                                                                             $ 4,671

*Share information
  Shares sold                                                                                 568
  Shares redeemed                                                                            (56)

  Increase (decrease) in shares outstanding                                                   512

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Health Sciences Portfolio
December 31, 2001

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Health Sciences Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 2000. The fund seeks long-term capital appreciation. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

      The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

      Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

      Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

      Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

      Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

      Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex- dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

      Purchases and sales of portfolio securities, other than short-term securities, aggregated $7,409,000 and $2,815,000, respectively, for the year ended December 31, 2001.

NOTE 3 - FEDERAL INCOME TAXES

      No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

      There were no distributions in the year ended December 31, 2001. The tax-basis components of net assets at December 31, 2001 were as follows:

      Unrealized appreciation                                                  $ 540,000
      Unrealized depreciation                                                  (199,000)

      Net unrealized appreciation (depreciation)                                 341,000
      Capital loss carryforwards                                               (356,000)

      Distributable earnings                                                    (15,000)
      Paid-in capital                                                          4,686,000

      Net assets                                                             $ 4,671,000

      The fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. As of December 31, 2001, the fund has $356,000 of capital loss carryforwards that expire in 2009.

      For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications, which relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

      Undistributed net investment income                                       $ 15,000
      Paid-in capital                                                           (15,000)

      At December 31, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled
      $4,338,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

      The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, none of which was payable at December 31, 2001. The fee, computed daily and paid monthly, is equal to 0.95% of the fund's average daily net assets. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund.

      The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $7,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Health Sciences Portfolio
Report of Independent Accountants

     To the Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of T. Rowe Price Health Sciences Portfolio

      In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Health Sciences Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the fiscal period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with custodians, provides a reasonable basis for our opinion.

      PricewaterhouseCoopers LLP
      Baltimore, Maryland
      January 18, 2002

T. Rowe Price Health Sciences Portfolio

ANNUAL MEETING RESULTS

The T. Rowe Price Health Sciences Portfolio held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

      M. David Testa                                             F. Pierce Linaweaver
      Affirmative:                     55,803,532.057            Affirmative:                     55,772,705.044
      Withhold:                         1,339,603.458            Withhold:                         1,370,430.471
      Total:                           57,143,135.515            Total:                           57,143,135.515

      John H. Laporte                                            Hanne M. Merriman
      Affirmative:                     55,810,541.169            Affirmative:                     55,778,160.590
Withhold:                                                        1,332,594.346                Withhold:    1,364,974.925
      Total:                           57,143,135.515            Total:                           57,143,135.515

      Calvin W. Burnett                                          John G. Schreiber
      Affirmative:                     55,659,905.332            Affirmative:                     55,792,076.709
      Withhold:                         1,483,230.183            Withhold:                         1,351,058.806
      Total:                           57,143,135.515            Total:                           57,143,135.515

      Anthony W. Deering                                         Hubert D. Vos
      Affirmative:                     55,788,993.176            Affirmative:                     55,692,022.493
      Withhold:                         1,354,142.339            Withhold:                         1,451,113.022
      Total:                           57,143,135.515            Total:                           57,143,135.515

      Donald W. Dick, Jr.                                        Paul M. Wythes
      Affirmative:                     55,817,878.128            Affirmative:                     55,702,534.019
      Withhold:                         1,325,257.387            Withhold:                         1,440,601.496
      Total:                           57,143,135.515            Total:                           57,143,135.515

      David K. Fagin                                             James S. Riepe
      Affirmative:                     55,794,498.135            Affirmative:                     55,791,955.722
      Withhold:                         1,348,637.380            Withhold:                         1,351,179.793
      Total:                           57,143,135.515            Total:                           57,143,135.515

T. Rowe Price Health Sciences Portfolio
Independent Directors

                                                                                 Number of
                                                                                 Portfolios in
                       Position(s)     Term of Office*                           Fund Complex
Name, Address, and     Held            and Length of   Principal Occupation(s)   Overseen by    Other Directorships of
Date of Birth          With Fund       Time Served     During Past 5 Years       Director       Public Companies Held

Calvin W. Burnett,     Director        Elected 2001    President, Coppin State   97             Provident Bank of
Ph.D.                                                  College                                  Maryland
100 East Pratt Street
3/16/32

Anthony W. Deering     Director        Elected 2001    Director, Chairman of     97             The Rouse Company
100 East Pratt Street                                  the Board, President,
1/28/45                                                and Chief Executive
                                                       Officer, The Rouse
                                                       Company, real estate
                                                       developers

Donald W. Dick, Jr.    Director        Elected 1994    Principal, EuroCapital    97             Not Applicable
100 East Pratt Street                                  Advisors, LLC, an
1/27/43                                                acquisition and
                                                       management advisory firm

David K. Fagin         Director        Elected 1994    Director, Dayton Mining   97             Dayton Mining
100 East Pratt Street                                  Corporation (6/98 to                     Corporation, Golden Star
4/9/38                                                 present), Golden Star                    Resources Ltd., and
                                                       Resources Ltd., and                      Canyon Resources,
                                                       Canyon Resources, Corp.                  Corp.
                                                       (5/00 to present);
                                                       Chairman and President,
                                                       Nye Corporation

F. Pierce Linaweaver   Director        Elected 2001    President, F. Pierce      97             Not Applicable
100 East Pratt Street                                  Linaweaver & Associates,
8/22/34                                                Inc., consulting
                                                       environmental and civil
                                                       engineers

Hanne M. Merriman      Director        Elected 1994    Retail Business           97             Ann Taylor Stores
100 East Pratt Street                                  Consultant                               Corporation, Ameren
11/16/41                                                                                        Corp., Finlay
                                                                                                Enterprises, Inc., The
                                                                                                Rouse Company, and US
                                                                                                Airways Group, Inc.

John G. Schreiber      Director        Elected in 2001 Owner/President, Centaur  97             AMLI Residential
100 East Pratt Street                                  Capital Partners, Inc.,                  Properties Trust, Host
10/21/46                                               a real estate investment                 Marriott Corporation,
                                                       company; Senior Advisor                  and The Rouse Company,
                                                       and Partner, Blackstone                  real estate
                                                       Real Estate Advisors, L.P.                developers

Hubert D. Vos          Director        Elected in 2000 Owner/President,          97             Not Applicable
100 East Pratt Street                                  Stonington Capital
8/2/33                                                 Corporation, a
                                                       private investment
                                                       company

T. Rowe Price Health Sciences Portfolio
Independent Directors (continued)


                                                                                 Number of
                                                                                 Portfolios in
                                       Term of Office*                           Fund Complex
Name, Address, and     Position(s)Held and Length of   Principal Occupation(s)   Overseen by    Other Directorships of
Date of Birth          With Fund       Time Served     During Past 5 Years       Director       Public Companies Held

Paul M. Wythes         Director        Elected in 2000 Founding Partner of       97             Teltone Corporation
100 East Pratt Street                                  Sutter Hill Ventures,
6/23/33                                                a venture capital
                                                       limited partnership,
                                                       providing equity capital
                                                       to young high-technology
                                                       companies throughout
                                                       the United States

Inside Directors

                                                                                 Number of
                                                                                 Portfolios in
                       Position(s)     Term of Office*                           Fund Complex
Name, Address, and     Held            and Length of   Principal Occupation(s)   Overseen by    Other Directorships of
Date of Birth          With Fund       Time Served     During Past 5 Years       Director       Public Companies Held

John H. Laporte        Director        Elected in 2000 Managing Director,        15             Not Applicable
100 East Pratt Street                                  T. Rowe Price; Managing
7/26/45                                                Director and Director,
                                                       T. Rowe Price Group, Inc.

James S. Riepe         Director        Elected in 2000 Vice Chairman of the      82             Not Applicable
100 East Pratt Street                                  Board, Director and
6/25/43                                                Managing Director,
                                                       T. Rowe Price Group,
                                                       Inc.; Director and
                                                       Managing Director,
                                                       T. Rowe Price; Chairman
                                                       of the Board and
                                                       Director, T. Rowe Price
                                                       Investment Services,
                                                       Inc., T. Rowe Price
                                                       Retirement Plan Services,
                                                       Inc., and T. Rowe Price
                                                       Services, Inc.; Chairman
                                                       of the Board, Director,
                                                       President and Trust
                                                       Officer, T. Rowe Price
                                                       Trust Company; Director,
                                                       T. Rowe Price
                                                       International, Inc.

M. David Testa         Director        Elected in 2000 Vice Chairman of the      97             Not Applicable
100 East Pratt Street                                  Board, Chief Investment
4/22/44                                                Officer, Director, and
                                                       Managing Director, T.
                                                       Rowe Price Group, Inc.;
                                                       Chief Investment Officer,
                                                       Director, and Managing
                                                       Director, T. Rowe Price;
                                                       Vice President and
                                                       Director, T. Rowe Price
                                                       Trust Company; Director,
                                                       T. Rowe Price
                                                       International, Inc.

* Each director serves until election of a successor.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T.RowePrice
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor.
TRP596 (2/02)
K15-134   12/31/01